Principal Funds, Inc.

Supplement dated February 1, 2022

to the Prospectus dated December 31, 2021

This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR SMALL-MIDCAP GROWTH FUND

Delete the Investment Advisor and Portfolio Managers section, and replace with the following:

Investment Advisor and Portfolio Managers

Principal Global Investors, LLC

·	Christopher T. Corbett (since 2019), Portfolio Manager
·	Marc R. Shapiro (since 2020), Portfolio Manager

MANAGEMENT OF THE FUNDS

Delete all references to Michael Iacono.

Under The Manager and Advisor, delete the second bullet after the fourth paragraph under the list of Funds.